Related Party Transactions	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
Drew and Magni Partners (Bermuda) Ltd.(“Magni”)

Drew is considered a related party due to its significant ownership in the Company and Magni is considered a related party as a result of being an affiliate of Drew. As of June 30, 2024, Drew holds 30.7% of the Company’s outstanding common shares.

In March 2022, the Company entered into a $15.0 million revolving credit facility with Magni. The facility was unsecured and interest-bearing at a rate of LIBOR for the applicable interest periods under the facility, plus a margin of 8% p.a. The Magni revolving credit facility was available to the Company until December 31, 2023 and was to be repaid latest on December 31, 2024. In December 2022, the revolving credit facility was cancelled and a new revolving credit facility with Drew was entered into on the same terms.

Effective December 18, 2023, an addendum to the Drew revolving credit facility was executed, decreasing the maximum amount available under the facility from $15.0 million to $10.0 million, and extending the maturity of the facility from December 31, 2024 to December 31, 2025. In addition, the addendum extended the drawdown window to December 31, 2024 and aligned the interest rate with the Term SOFR. The amended facility bears interest for the applicable interest periods under the facility, at a rate of SOFR plus a margin of 8% p.a.

As of June 30, 2024, the Company has $10.0 million available to draw down from this facility.

Corporate support agreement

The Company’s incorporator and initial, sole shareholder, Magni has been the key initiator of the Himalaya project and has provided corporate and financial assistance throughout the process, including extensive assistance in connection with obtaining the financing for the installments to date as well as the private placements. The Company has entered into a corporate support agreement with Magni whereby Magni is compensated for its services to the Group since the inception of the Company, and for its key role in identifying and pursuing business opportunities for the Group (the “Corporate Support Agreement”). As Magni indirectly held a controlling interest at the time the Corporate Support Agreement was entered into, the Company has treated the Corporate Support Agreement as a related party agreement. Pursuant to the Corporate Support Agreement, Magni continued to support the Company’s business development through assisting with the pre-financing and post-financing of the Company’s newbuilding program, in finding employment for the vessels, in recruiting suitable individuals to the Company’s organization and with general high-level administrative support. The parties agreed in 2021 that compensation in the amount of $2.7 million which was to be paid by the Company to Magni in four equal tranches.

The tranches were split equally on each of the first four newbuildings delivered from New Times Shipyard in 2023, so that $0.674 million was payable on each such delivery. Such amount equals the address commission received on the first four vessels, which was agreed with the yard before the project opened to external investors.
Following the delivery of the first four vessels in 2023, the total fee of $2.7 million was paid in 2023.